Exhibit 99.2

Q3 2026

Supplemental Reporting Information

AMIRI
AMIRI

Realty. Trust.

ACADIA

Visit www.acadiarealty.com for additional investor and portfolio information.

Company Information

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	J.P. Morgan Securities, Inc.	Ladenburg Thalmann
Samir Khanal (646) 855-1497	Michael W. Mueller, CFA (212) 622-6689	Floris van Dijkum (212) 409-2075
samir.khanal@bofa.com	michael.w.mueller@jpmorgan.com	fvandijkum@ladenburg.com

Citigroup - Global Markets	Jefferies	Truist
Craig Mailman (212) 816-4471	Jonathan Petersen (212) 284-1705	Linda Tsai (212) 326-3149
craig.mailman@citi.com	jpetersen@jefferies.com	linda.tsai@truist.com

Green Street Advisors	KeyBanc Capital Markets, Inc.
Paulina Rojas Schmidt (949) 640-8780	Todd Thomas (917) 368-2286
projasschmidt@greenstreet.com	tthomas@key.com

Supplemental Report September 30, 2026 – 3

Highlights

Summary Financial Results	For the three months ended September 30,		For the nine months ended September 30,
(in thousands, except per share amounts)	2026	2025	2026	2025
REIT NOI at pro-rata share (pg 23)	$46,571	$39,216	$133,516	$114,575
Investment Management NOI at pro-rata share (pg 23)	$12,461	$11,272	$37,453	$31,792
Total NOI at pro-rata share	$59,032	$50,488	$170,969	$146,367
Adjusted EBITDA (pro-rata) (pg 8) [1]	$63,044	$59,985	$183,633	$175,760
FFO As Adjusted per diluted Common Share and Common OP Unit (pg 7)	$0.31	$0.29	$0.92	$0.84
NAREIT FFO per diluted Common Share and OP Unit (pg 7) [1]	$0.30	$0.28	$0.87	$0.89
Dividends declared per Common Share and Common OP Unit (pg 7)	$0.20	$0.20	$0.60	$0.60

	Three months ended,
Summary Operating and Financial Ratios	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
REIT Portfolio Same-property NOI % (pg 10)	10.2%		8.7%		5.9%		5.7%		5.4%
Net Debt to Annualized Adjusted Annualized EBITDA (pg 5) [2]	5.8	x	5.1	x	5.5	x	4.9	x	5.0	x
Net Debt to Transaction-Adjusted Annualized EBITDA [3]	5.6	x
Fixed charge coverage ratio (annualized) (pg 8) [2]	3.3	x	3.4	x	3.2	x	3.6	x	3.8	x

Outstanding Common Stock	Three months ended,
(in thousands)	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
Diluted Weighted Average Common shares and units outstanding (pg 6)	146,210		142,393		139,733		139,031		138,950
Unsettled forward equity (pg 6)	16,969		17,772		12,294		14,739		12,760

Transactional Activity [4]	Three months ended,
(in thousands)	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
REIT acquisitions (pg 12)	$152,951		$119,753		$78,686		$20,750		$904
IMP acquisitions (pg 12)	—		—		$424,140		—		$62,701
Aggregate purchase price of acquisitions (REIT and IMP) (pg 12)	$152,951		$119,753		$502,826		$20,750		$63,605
Recapitalizations (pg 12)	—		—		$504,115		—		—
Aggregate sale price of dispositions (REIT and IMP) (pg 12)	$12,480		$106,500		$476,463		$201,540		$99,540

	As of
Summary portfolio statistics (pro-rata)	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
Percent leased - REIT Street and Urban (pg 32)	93.0%		93.4%		93.1%		91.5%		91.6%
Percent leased - REIT Suburban (pg 33)	96.5%		96.6%		96.1%		96.0%		95.6%
Percent leased - REIT Total (pg 33)	95.5%		95.7%		95.3%		94.7%		94.5%
Economic Occupancy - REIT Street and Urban (pg 32) [5]	90.7%		91.4%		91.7%		90.3%		89.5%
Economic Occupancy - REIT Suburban (pg 33)	95.5%		95.5%		95.1%		95.2%		95.1%
Economic Occupancy - REIT Total (pg 33) [5]	94.2%		94.4%		94.1%		93.9%		93.6%
ABR PSF - REIT Total (pg 33)	$41.57		$40.19		$40.01		$39.30		$38.23

	Current		Prior
2026 Guidance	(as of 11/2/2026)		(as of 7/28/2026)
Projected 2026 FFO As Adjusted per diluted share	$1.24 - $1.26		$1.24 - $1.26
Annual Projected Same-property NOI	7.5% - 8.5%		5% - 9%

_____________________________

1.
Includes approximately $8.4 million of income recognized in connection with a terminated lease for the nine months ended September 30, 2025.
2.
Beginning with the third quarter of 2026, interest expense used in the fixed-charge coverage ratio includes amortization of finance costs and above- and below-market debt amortization. Prior periods have been revised to conform to the current period presentation.
3.
Transaction-Adjusted Annualized EBITDA reflects a full year of EBITDA from investments acquired or funded during 2026, and excludes EBITDA from properties sold or recapitalized during 2026. This measure is presented beginning with the third quarter of 2026 and prior periods have not been computed. Refer to EBITDA page for more information.
4.
Amounts reflect gross transaction value and are presented before giving effect to the Company’s pro-rata ownership interest.
5.
As of September 30, 2026, approximately 16,600 square feet of vacancy was acquired during the quarter at 44 Main Street in Westport and 69-73 Greene Street in Soho. Excluding this vacancy, street and urban and total REIT economic occupancy would have been approximately 91.7% and 94.5%, respectively, up 30 and 10 basis points from June 30, 2026.

Supplemental Report September 30, 2026 – 4

Market Capitalization, Liquidity & Debt Ratios
(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

	Total Market		Capitalization
	Capitalization ($)		Based on Net Debt
Equity Capitalization
Common Shares	138,138
Common Operating Partnership ("OP") Units	6,420
Combined Common Shares and OP Units [1]	144,558

Share Price at September 30, 2026	$18.74

Equity Capitalization - Common Shares and OP Units	$2,709,017
Preferred OP Units [2]	470
Total Equity Capitalization	2,709,487		60%

Debt Capitalization
Consolidated Secured Debt	479,407
Consolidated Revolving Credit	232,323
Consolidated Unsecured Notes Payable	1,107,513
Consolidated Principal Debt	1,819,243
Less: Net unamortized premium	(248)
Add: Deferred financing fees	14,407
Consolidated Debt	1,833,402
Adjustment to reflect pro-rata share of debt	3,569
Total Pro-Rata Debt Capitalization	1,836,971		40%

Total Market Capitalization	$4,546,458		100%

Pro-Rata Liquidity
Cash, cash equivalents and restricted cash	$45,386
Unsettled ATM forward equity contracts	351,328
Net debt	$1,440,257

Annualized Adjusted EBITDA (page 8)	$246,677
Transaction-Adjusted Annualized EBITDA (page 8)	$259,125

Ratios[3]:
Debt + Preferred Equity (Preferred OP Units) Total Market Capitalization	40%
Net Debt + Preferred Equity Total Market Capitalization	32%
Net Debt/Annualized Adjusted EBITDA	5.8	x
Net Debt to Transaction-Adjusted Annualized EBITDA	5.6	x

_____________________________

1.
Does not include the unsettled Common Shares sold under the Forward Equity Offerings.
2.
Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP Units multiplied by the Common Share price at quarter end.
3.
Ratios consider our pro-rata share of debt and net debt is net of cash, cash equivalents and restricted cash and unsettled forward equity.

Supplemental Report September 30, 2026 – 5

Equity
(in thousands)

Changes in Total Outstanding Common				Weighted Average
Shares and OP Units				Diluted EPS		Diluted FFO
	Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Balance at 12/31/2025	131,037	5,421	136,458
Vesting RS and LTIPs	12	1,008	1,020
OP Conversions	18	(18)	—
Common Shares Issued Upon Forward Settlement	2,445	—	2,445
Other	2	—	2
Balance at 3/31/2026	133,514	6,411	139,925	131,332	131,332	139,733	139,733
Vesting RS and LTIPs	21	37	58
OP Conversions	26	(26)	—
Common Shares Issued Upon Forward Settlement	3,765	—	3,765
Other	4	—	4
Balance at 6/30/2026	137,330	6,422	143,752	133,825	132,642	142,393	141,091
Vesting RS and LTIPs	—	—	—
OP Conversions	2	(2)	—
Common Shares Issued Upon Forward Settlement	803	—	803
Other	3	—	3
Balance at 9/30/2026	138,138	6,420	144,558	137,648	134,479	146,210	142,960

Forward Equity Offerings	Shares	Net Proceeds [1]
Beginning balance 6/30/2026	17,772	$368,814
Shares sold	-	-
Shares settled	(803)	(15,649)
Current-value settlement adjustments [1]	—	(1,837)
Ending balance as of 9/30/2026 [2]	16,969	$351,328

_____________________________

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts, which are reflected in settlement adjustments above.
2.
Ending balance reflects the fair value of the shares unsettled as of September 30, 2026.

Supplemental Report September 30, 2026 – 6

Funds from Operations (“FFO”), FFO As Adjusted, Adjusted Funds from Operations (“AFFO”)
(in thousands, except per share amounts)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2026	September 30, 2025	September 30, 2025
Funds from operations ("FFO"):
Net Income (loss) attributable to Acadia	$30,477	$11,038	$(3,594)	$37,921	$5,618	$9,189
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	35,851	35,113	36,934	107,898	31,542	94,814
Gain on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(30,954)	(3,601)	(321)	(34,876)	(2,700)	(2,614)
Impairment charges (net of noncontrolling interest share other than Common OP Units)	—	—	11,660	11,660	3,804	9,572
Loss on change in control (net of noncontrolling interest share other than Common OP Units)	—	—	—	—	—	9,622
(Income) loss attributable to noncontrolling interests' share in Operating Partnership	1,501	585	(130)	1,956	315	653
FFO to Common Shareholders and Common OP Unit holders - Diluted	$36,875	$43,135	$44,549	$124,559	$38,579	$121,236

Promote income			—	—	(1,216)	(1,216)
Transaction and other expenses [1]	4,358	1,523	634	6,515	55	733
Unrealized holding loss (net of noncontrolling interest share)	616	33	—	649	2,281	1,103
Tenant lease settlement	—	—	—	—	—	(8,309)
FFO As Adjusted to Common Shareholders and Common OP Unit holders	$41,849	$44,691	$45,183	$131,723	$39,699	$113,547

Adjusted Funds from operations ("AFFO"):
FFO	$36,875	$43,135	$44,549	$124,559	$38,579	$121,236
Unrealized holding loss (net of noncontrolling interest share)	616	33	—	649	2,281	1,103
Realized gain	—	—	—	—	4,355	9,761
Straight-line rent, net	37	(1,086)	(2,050)	(3,099)	(1,185)	(1,554)
Above/below-market rent	(2,562)	(2,472)	(2,603)	(7,637)	(1,869)	(6,511)
Amortization of finance costs	1,618	1,705	1,871	5,194	1,879	4,869
Above/below-market interest	(155)	(155)	(155)	(465)	(155)	(416)
Non-real estate depreciation	93	54	62	209	93	266
Stock-based compensation	6,189	2,964	2,962	12,115	2,904	8,192
Leasing commissions	(1,447)	(1,754)	(2,128)	(5,329)	(2,569)	(6,368)
Tenant improvements	(2,694)	(3,758)	(2,583)	(9,035)	(7,318)	(22,213)
Maintenance capital expenditures	(1,735)	(999)	(1,953)	(4,687)	(1,785)	(4,558)
AFFO to Common Shareholders and Common OP Unit holders	$36,835	$37,667	$37,972	$112,474	$35,210	$103,807

FFO per Diluted Common Share and Common OP Unit	$0.26	$0.30	$0.30	$0.87	$0.28	$0.89
FFO As Adjusted per Diluted Common Share and Common OP Unit	$0.30	$0.31	$0.31	$0.92	$0.29	$0.84

Total weighted-average diluted shares and OP Units	139,733	142,393	146,210	142,960	138,950	135,754

Additional Disclosures:
Dividends Declared (per Common Share/OP Units)	$0.20	$0.20	$0.20	$0.60	$0.20	$0.60
Dividends (Shares) & Distributions (OP Units Declared)	$28,320	$29,083	$29,249	$86,652	$27,652	$82,937
FFO Payout Ratio	77%	67%	66%	70%	72%	68%
FFO As Adjusted Payout Ratio	68%	65%	65%	66%	70%	73%
AFFO Payout Ratio	77%	77%	77%	77%	79%	80%
1.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results including investment transaction costs, debt extinguishment costs and employee retirement costs.

Supplemental Report September 30, 2026 – 7

EBITDA, Adjusted EBITDA and Leverage
(in thousands)

	Quarter Ended				Year to Date
	September 30,				September 30,
	2026		2025		2026		2025

Net (loss) income attributable to Acadia shareholders	$(3,594)		$5,618		$37,921		$9,189

Adjustments: [1]
Depreciation and amortization	36,996		31,635		108,107		95,080
Interest expense [2]	17,800		14,685		51,528		42,644
Provision for income taxes	(1)		4		173		218
Noncontrolling interest - OP	(130)		248		1,956		452
EBITDA (pro-rata)	$51,071		$52,190		$199,685		$147,583

(Gain) loss on disposition of properties	(321)		(2,700)		(34,876)		(2,614)
Unrealized holding loss (gain) on investments	—		2,281		649		1,103
Realized gain [3]	—		4,355		—		9,761
Transaction and other expenses [4]	634		55		6,515		733
Impairment charges	11,660		3,804		11,660		9,572
Loss on change in control	—		—		—		9,622
Adjusted EBITDA (pro-rata)	$63,044		$59,985		$183,633		$175,760

Fixed-Charge Coverage Ratios
Adjusted EBITDA (pro-rata) [1] divided by:	$63,044		$59,985		$183,633		$175,760

Interest expense [2]	17,800		14,685		51,528		42,644
Principal Amortization	1,459		1,216		4,312		2,729
Preferred Dividends [5]	5		67		15		201
Total Fixed Charges	19,264		15,968		55,855		45,574

Fixed-Charge Coverage Ratio – REIT Portfolio and Investment Management [2]	3.3	x	3.8	x	3.3	x	3.9	x

Annualized Adjusted EBITDA and Leverage (pro-rata)	September 30, 2026

Adjusted EBITDA – nine months ended September 30, 2026	$183,633
Adjusted EBITDA – three months ended September 30, 2026 [6]	63,044
Less: realized gain [3]	—
Annualized Adjusted EBITDA [6]	$246,677

Adjustments for 2026 transaction activity: [7]
Acquisitions, dispositions and recapitalizations	$9,190
Structured finance investments	3,258
Total adjustments for 2026 transaction activity	12,448
Transaction-Adjusted Annualized EBITDA [7]	$259,125

Net debt [8]	$1,440,257

Net Debt to Annualized Adjusted EBITDA	5.8	x
Net Debt to Transaction-Adjusted Annualized EBITDA [7]	5.6	x

_____________________________

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.
2.
Beginning with the third quarter of 2026, interest expense includes amortization of finance costs and above- and below-market debt amortization, which were previously presented as separate adjustments. Prior periods have been revised to conform to the current period presentation.
3.
Represents realized gains on the sale of the Company’s investment in Albertsons. Realized gains are excluded from Annualized Adjusted EBITDA as they are not reflective of the Company’s ongoing core operating results. There were no realized gains during 2026.
4.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results, including investment transaction costs, debt extinguishment costs and employee retirement costs.
5.
Represents preferred distributions on Preferred Operating Partnership Units.

Supplemental Report September 30, 2026 – 8

EBITDA, Adjusted EBITDA and Leverage
(in thousands)

6.
Annualized Adjusted EBITDA represents Adjusted EBITDA for the nine months ended September 30, 2026, plus Adjusted EBITDA for the three months ended September 30, 2026 as an estimate of the fourth quarter, excluding realized gains.
7.
Beginning with the third quarter of 2026, the Company presents Transaction-Adjusted Annualized EBITDA, which adjusts Annualized Adjusted EBITDA to reflect a full year of EBITDA from investments acquired or funded during 2026, and to exclude EBITDA from properties sold or recapitalized during 2026, as if each transaction had occurred on January 1, 2026. Because Annualized Adjusted EBITDA includes only partial-year results from these transactions, the Company believes this adjustment provides a more representative view of its leverage. These adjustments are based on management’s estimates and do not represent the Company’s historical results or a forecast of future results. This measure was not presented in prior periods. Refer to Important Notes for more information on Non-GAAP Financial Measures.
8.
Represents total pro-rata debt, net of pro-rata cash and the estimated net proceeds of unsettled forward equity contracts. Refer to Market Capitalization, Liquidity & Debt Ratios.

Supplemental Report September 30, 2026 – 9

Same Property Performance – REIT Portfolio[1]
(in thousands)

	Quarter Ended September 30,			Year to Date September 30,
	2026	2025	% Change	2026	2025	% Change

Summary
Minimum rents	$45,407	$41,763	8.7%	$131,224	$121,831	7.7%
Expense reimbursements	9,747	8,456	15.3%	31,375	28,426	10.4%
Other property income	1,039	723	43.7%	2,850	2,660	7.1%

Total Revenue	56,193	50,942	10.3%	165,449	152,917	8.2%

Expenses
Property operating - CAM & Real estate taxes	12,936	11,362	13.9%	40,567	37,434	8.4%
Other property operating (Non-CAM)	1,533	1,707	(10.2)%	4,772	4,568	4.5%

Total Expenses	14,469	13,069	10.7%	45,339	42,002	7.9%

Same Property NOI - REIT properties	$41,724	$37,873	10.2%	$120,110	$110,915	8.3%

Reconciliation of Same Property NOI to REIT Portfolio NOI
NOI of Properties excluded from Same Property NOI	4,847	1,343		13,406	3,660
REIT Portfolio NOI	$46,571	$39,216		$133,516	$114,575

Other same property information
Economic Occupancy at the end of the period	94.2%	93.8%
Leased Occupancy at the end of the period	95.4%	94.7%

_____________________________

1.
The above amounts include the pro-rata share of the Company’s REIT Portfolio consolidated and unconsolidated investments.

Supplemental Report September 30, 2026 – 10

New and Renewal Rent Spreads – REIT Portfolio[1]

	Quarter Ended		Quarter Ended		Quarter Ended		Year to Date
	March 31, 2026		June 30, 2026		September 30, 2026		September 30, 2026
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	5	5	5	5	11	11
GLA	20,214	20,214	9,614	9,614	5,885	5,885	35,713	35,713
New base rent	$37.51	$34.00	$383.87	$345.87	$407.78	$361.67	$191.77	$171.95
Previous base rent	$25.02	$26.04	$179.11	$180.76	$205.52	$223.48	$96.25	$100.23
Average cost per square foot	$173.55	$173.55	$260.43	$260.43	$289.92	$289.92	$216.11	$216.11
Weighted Average Lease Term (years)	15.0	15.0	8.2	8.2	7.4	7.4	11.9	11.9
Percentage growth in base rent	49.9%	30.6%	114.3%	91.3%	98.4%	61.8%	99.2%	71.6%

Renewal Leases
Number of renewal leases executed	11	11	5	5	13	13	29	29
GLA	162,160	162,160	9,144	9,144	55,320	55,320	226,624	226,624
New base rent	$49.90	$47.34	$36.02	$34.73	$120.13	$104.22	$66.48	$60.72
Expiring base rent	$41.28	$43.03	$33.74	$34.09	$87.89	$90.45	$52.35	$54.25
Average cost per square foot	$3.70	$3.70	$2.01	$2.01	$—	$—	$2.73	$2.73
Weighted Average Lease Term (years)	4.9	4.9	3.6	3.6	6.6	6.6	5.2	5.2
Percentage growth in base rent	20.9%	10.0%	6.8%	1.9%	36.7%	15.2%	27.0%	11.9%

Total New and Renewal Leases
Number of new and renewal leases executed	12	12	10	10	18	18	40	40
GLA commencing	182,374	182,374	18,758	18,758	61,205	61,205	262,337	262,337
New base rent	$48.52	$45.86	$214.30	$194.20	$147.79	$128.97	$83.54	$75.86
Expiring base rent	$39.48	$41.15	$108.25	$109.26	$99.20	$103.24	$58.33	$60.51
Average cost per square foot	$22.53	$22.53	$134.46	$134.46	$27.88	$27.88	$31.78	$31.78
Weighted Average Lease Term (years)	6.0	6.0	6.0	6.0	6.6	6.6	6.1	6.1
Percentage growth in base rent	22.9%	11.4%	98.0%	77.7%	49.0%	24.9%	43.2%	25.4%

_____________________________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development, Redevelopment, and Pre-Stabilized Properties page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line (GAAP) basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. The previous (or expiring) rent reflects the amount at the time of lease expiration, while the new rent represents the amount payable at lease commencement.

Supplemental Report September 30, 2026 – 11

Transactional Activity
(in thousands)

Property Acquisitions and Dispositions
Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS

REIT Portfolio:
1045 and 1165 Madison Avenue	New York, NY	January 2026	$21,313	100%	$—	$21,313
Rhode Island Place (Strategic Add-on)	Washington D.C	March 2026	9,464	100%	—	9,464
846 W. Armitage Avenue (Strategic Add-on)	Chicago, IL	March 2026	4,440	100%	—	4,440
225 Worth Avenue	Palm Beach, FL	March 2026	43,469	100%	—	43,469
4-6 and 28 Newbury Street	Boston, MA	April 2026	110,154	100%	—	110,154
129 5th Avenue	New York, NY	June 2026	9,611	100%	—	9,611
8800-8804 Melrose Avenue	West Hollywood, CA	July 2026	30,204	100%	—	30,204
171-173 Greenwich Avenue	Greenwich, CT	August 2026	10,109	100%	—	10,109
371-373 Bleecker Street	New York, NY	August 2026	10,009	100%	—	10,009
385 Bleecker Street	New York, NY	August 2026	10,206	100%	—	10,206
69-73 Greene Street	New York, NY	September 2026	66,113	100%	—	66,113
2310 N. Henderson Avenue	Dallas, TX	September 2026	3,202	100%	—	3,202
44 Main Street	Westport, CT	September 2026	23,108	100%	—	23,108
Subtotal REIT Portfolio:			351,402		—	351,402

Investment Management:
Other Co-Investment Vehicles:
Shops at Skyview[3]	Queens, NY	January 2026	424,140	20%	—	84,828
TOTAL ACQUISITIONS			$775,542		$—	$436,230

RECAPITALIZATIONS
Investment Management:
Other Co-Investment Vehicles:
Atlantic Portfolio [3]	Various	February 2026	$373,203	20%	—	$74,641
Avenue at West Cobb [3]	Marietta, GA	February 2026	62,706	20%	—	12,541
Pinewood Square [3]	Lake Worth, FL	March 2026	68,206	20%	—	13,641
TOTAL RECAPITALIZATIONS			$504,115		—	$100,823

DISPOSITIONS
REIT Portfolio:
1525 W. Belmont	Chicago, IL	September 2026	$4,180	100%	—	$4,180
1801-1803 Connecticut Avenue	Washington, D.C.	October 2026	3,750	100%	—	3,750
			$7,930		$—	$7,930
Investment Management: [2]
FUND IV:
1964 Union Street	San Francisco, CA	March 2026	$2,600	90%	$2,340	$541
650 Bald Hill Road	Warwick, RI	April 2026	20,500	90%	18,450	4,266
1035 Third Avenue	New York, NY	July 2026	8,300	100%	8,300	1,919
			31,400		29,090	6,726
Fund V:
Landstown Commons	Virginia Beach, VA	January 2026	102,000	100%	102,000	20,502
Atlantic Portfolio [3]	Various	February 2026	371,863	100%	371,863	74,744
New Towne Center	Canton, MI	June 2026	23,500	100%	23,500	4,724
Tri-City Plaza	Vernon, CT	June 2026	62,500	90%	56,250	11,306
			559,863		553,613	111,276

TOTAL DISPOSITIONS			$599,193		$582,703	$125,932

Supplemental Report September 30, 2026 – 12

Transactional Activity (Continued)
(in thousands)

Structured Financing Activity
Note Description	Transaction Type	Date of Transaction	Transaction Amount	Acadia Share

Shops at Skyview [4]	Preferred Equity	January 2026	$41,700	$33,360
Atlantic Portfolio (TPG Recapitalization) [5]	Preferred Equity	February 2026	27,500	22,000
City Point Loan [6]	Acquisition	June 2026	—	58,471
Whitestone Loan [7]	Senior Loan	July 2026	53,916	53,916
Sunset Park Loan	Senior Loan	October 2026	120,000	120,000
			$243,116	$287,747

_____________________________

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
The difference between the acquisition amounts and the disposition amounts are due to acquisition costs, which are included in the acquisition amount only.
4.
The Company provided a $41.7 million preferred equity investment to the venture, of which it also holds a 20% ownership interest. The transaction amount presented reflects the Company’s preferred equity investment net of the portion attributable to its ownership interest.
5.
The Company provided a $27.5 million preferred equity investment to the venture, of which it also holds a 20% ownership interest. The transaction amount presented reflects the Company’s preferred equity investment net of the portion attributable to its ownership interest.
6.
In June 2026, the Company acquired the remaining interests of the other Fund II investors in City Point for total consideration of $67.1 million, comprised of the assumption of the remaining investors’ portion of the City Point Loan and accrued interest balance of $58.5 million and a cash payment of $8.6 million, increasing its ownership in Fund II from 80% to 100%. Refer to Note 10 in the Company’s 10-Q for the period ended June 30, 2026.
7.
During the third quarter of 2026, the Company funded $53.9 million on an urban shopping center located in Queens, New York.
8.
During the fourth quarter of 2026, the Company amended and extended its existing Sunset Park structured finance loan, receiving a $20.0 million payment and acquiring the property’s senior loan, resulting in approximately $120.0 million of net incremental capital invested and a new $200.0 million financing.

Supplemental Report September 30, 2026 – 13

2026 Guidance

The Company has maintained its full-year NAREIT FFO and 2026 FFO As Adjusted Guidance. It revised net earnings per share to $0.29-$0.30 from $0.40-$0.41.

	2026 Guidance
	Revised	Prior

Net earnings per share attributable to Acadia	$0.29-$0.30	$0.40-$0.41
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	1.00-1.01	0.96-0.97
Gain on disposition of real estate properties (net of noncontrolling interest share other than Common OP Units)	(0.25)	(0.24)
Impairment charges (net of noncontrolling interest share other than Common OP Units)	0.08	—
Adjustment of redeemable noncontrolling interest to estimated redemption value	0.04	0.04
Noncontrolling interest in Operating Partnership	0.03	0.03
NAREIT FFO per share attributable to Common Shareholders and Common OP Unit Holders	$1.19-$1.21	$1.19-$1.21
Adjustments to FFO:
Transaction and other expenses [1]	0.05	0.05
FFO As Adjusted per share attributable to Common Shareholders and Common OP Unit Holders [2]	$1.24-$1.26	$1.24-$1.26

_____________________________

1.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results, including investment transaction costs, debt extinguishment costs and employee retirement costs.
2.
Refer to the Important Notes for the definition of FFO As Adjusted.

Supplemental Report September 30, 2026 – 14

Consolidated Statements of Operations
(in thousands)

	September 30, 2026 [1]
	Quarter	Year to Date
Revenues
Rental income	$90,395	$280,151
Other	4,588	13,247
Total revenues	94,983	293,398
Expenses
Depreciation and amortization	35,572	110,889
General and administrative	11,912	38,997
Real estate taxes	9,771	35,428
Property operating	16,605	51,893
Impairment charges	11,660	11,660
Total expenses	85,520	248,867

Gain on disposition of properties	761	146,878
Operating income	10,224	191,409
Equity in (losses) earnings of unconsolidated affiliates	(467)	11,954
Interest income	4,546	15,891
Unrealized holding losses on investments and other	—	(649)
Interest expense	(19,927)	(62,122)
(Loss) income from continuing operations before income taxes	(5,624)	156,483
Income tax benefit (provision)	1	(165)
Net (loss) income	(5,623)	156,318
Net loss attributable to redeemable noncontrolling interests	25	1,704
Net loss (income) attributable to noncontrolling interests	2,004	(120,101)
Net (loss) income attributable to Acadia shareholders	$(3,594)	$37,921

	September 30, 2026 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$87,504	$272,453
Straight-line rent income	1,584	2,854
Above/below-market rent income	2,199	7,673
Asset and property management fees	2,030	5,393
Leasing, Construction, and Development fees	944	4,121
Other income adjustments	722	904
Consolidated Total GAAP Revenues	$94,983	$293,398

Reconciliation of Property Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$12,429	$39,342
Other property operating (Non-CAM)	3,122	9,952
Asset and property management expense	414	1,034
Other	640	1,565
Consolidated Total GAAP Property Operating Expenses	$16,605	$51,893

Supplemental Report September 30, 2026 – 15

Consolidated Statements of Operations - Detail
(in thousands)

	September 30, 2026 [1]
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$69,688	$213,652
Expense reimbursements - CAM	9,098	28,712
Expense reimbursements - Taxes	7,090	25,352
Percentage rent and other property income	1,628	4,737
Total Revenues	87,504	272,453

EXPENSES
Property operating - CAM	12,429	39,342
Real estate taxes	9,771	35,428
Other property operating (Non-CAM) [2]	3,122	9,952
Asset and property management expense	414	1,034
Total Expenses	25,736	85,756

NET OPERATING INCOME - PROPERTIES	61,768	186,697

OTHER INCOME (EXPENSE)
Interest income	4,546	15,891
Straight-line rent income	1,584	2,854
Above/below-market rent income	2,199	7,673
Interest expense [3]	(19,927)	(61,486)
Other income	716	1,133
Impairment charges	(11,660)	(11,660)
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	39,226	141,102

FEE AND OTHER INCOME [4]
Asset and property management fees	2,030	5,393
Leasing, Construction, and Development fees	944	4,121
Total Investment Management Fee Income	2,974	9,514

Transactional and other expenses	(634)	(2,430)
Total Investment Management Fee Income and Other Transactional Expenses	2,340	7,084

Unrealized losses on investments and other	—	(649)
Income tax benefit (provision)	1	(165)
Total Fee and Other Income	2,341	6,270

Administrative and Other Expenses	(11,912)	(38,997)

Depreciation and amortization	(35,510)	(110,680)
Non-real estate depreciation and amortization	(62)	(209)
Gain on disposition of properties	761	146,878
Gain (loss) before equity in earnings and noncontrolling interests	(5,156)	144,364

Equity in (losses) earnings of unconsolidated affiliates	(467)	11,954
Noncontrolling interests (including redeemable noncontrolling interests)	2,029	(118,397)

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$(3,594)	$37,921

Supplemental Report September 30, 2026 – 16

Statements of Operations – Pro-Rata Adjustments [8]
(in thousands)

	Quarter Ended September 30, 2026		Year to Date September 30, 2026
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
REVENUES
Minimum rents	$(16,787)	$13,565	$(59,225)	$40,653
Expense reimbursements - CAM	(3,432)	2,203	(11,807)	7,175
Expense reimbursements - Taxes	(2,377)	2,033	(8,496)	6,183
Percentage rent and other property income	(234)	894	(1,235)	2,409
Total Revenues	(22,830)	18,695	(80,763)	56,420

EXPENSES
Property operating - CAM	(3,061)	2,301	(12,990)	8,029
Real estate taxes	(3,164)	2,700	(10,810)	8,336
Other property operating (Non-CAM) [2]	(504)	279	(2,311)	1,099
Asset and property management expense	(355)	405	(1,223)	1,255
Total Expenses	(7,084)	5,685	(27,334)	18,719

NET OPERATING INCOME - PROPERTIES	(15,746)	13,010	(53,429)	37,701

OTHER INCOME (EXPENSE)
Interest income	(11)	7	(222)	33
Straight-line rent income	(202)	668	(706)	951
Above/below-market rent (expense) income	(526)	930	(2,553)	2,517
Interest expense [3]	7,634	(5,507)	27,016	(17,058)
Other (expense) income	(193)	93	(379)	213
Impairment charges	—	—	—	—
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(9,044)	9,201	(30,273)	24,357

FEE AND OTHER INCOME [4]
Asset and property management fees	1,560	53	5,502	220
Leasing, Construction, and Development fees	988	77	3,727	261
Total Investment Management Fee Income	2,548	130	9,229	481

Transactional and other expenses	—	—	—	—
Total Investment Management Fee Income and Other Transactional Expenses	2,548	130	9,229	481

Unrealized losses on investments and other	—	—	—	—
Income tax benefit (provision)	—	-	2	(10)
Total Fee and Other Income	2,548	130	9,231	471

Administrative and Other Expenses	425	36	1,603	(693)

Depreciation and amortization	8,410	(9,834)	30,179	(27,397)
Non-real estate depreciation and amortization	—	—	—	—
Loss on change in control	—	—	—	—
Loss (gain) on disposition of properties	(440)	—	(127,218)	15,216
Gain (loss) before equity in earnings and noncontrolling interests	1,899	(467)	(116,478)	11,954

Equity in (losses) earnings of unconsolidated affiliates	—	—	—	—
Redeemable noncontrolling interests
Noncontrolling interests (including redeemable noncontrolling interests) [7]	130	—	(1,919)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$2,029	$(467)	$(118,397)	$11,954

Supplemental Report September 30, 2026 – 17

Balance Sheet
(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,126,806	Real estate under development (REIT):	$212,538
Tenant improvements	328,458
Land	1,271,291	Summary of other assets, net:
Construction in progress	37,488	Deferred charges, net	$47,079
Right-of-use assets - finance leases	61,366	Accrued interest receivable	11,748
	4,825,409	Due from seller	1,268
Less: Accumulated depreciation and amortization	(1,029,912)	Prepaid expenses	16,316
Operating real estate, net	3,795,497	Other receivables	3,754
Real estate under development	212,538	Income taxes receivable	505
Net investments in real estate	4,008,035	Corporate assets, net	549
Notes receivable, net ($2,781 of allowance for credit losses)	208,535	Deposits	662
Investments in and advances to unconsolidated affiliates	262,271	Derivative financial instruments	30,709
Lease intangibles, net	104,414	Total	$112,590
Other assets, net	112,590
Right-of-use assets - operating leases, net	24,175	Summary of accounts payable and other liabilities:
Cash and cash equivalents	37,984	Lease liability - finance leases, net	$32,674
Restricted cash	11,322	Accounts payable and accrued expenses	86,373
Straight-line rents receivable, net	42,364	Deferred income	29,941
Rents receivable, net	18,045	Tenant security deposits, escrows, and other	21,682
Total assets	$4,829,735	Derivative financial instruments	54
		Total	$170,724
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$479,407
Unsecured notes payable, net	1,107,513
Unsecured line of credit	232,323
Accounts payable and other liabilities	170,724
Lease liabilities - operating leases	26,281
Dividends and distributions payable	29,351
Lease intangibles, net	87,311
Distributions in excess of income from, and investments in, unconsolidated affiliates	16,492
Total liabilities	2,149,402
Commitments and contingencies
Redeemable noncontrolling interests	4,472

Equity:
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 138,138,232	138
Additional paid-in capital	2,848,006
Accumulated other comprehensive income	38,684
Distributions in excess of accumulated earnings	(550,249)
Total Acadia shareholders’ equity	2,336,579
Noncontrolling interests	339,282
Total equity	2,675,861
Total liabilities, redeemable noncontrolling interests, and equity	$4,829,735

Supplemental Report September 30, 2026 – 18

Balance Sheet – Pro-rata Adjustments [8]
(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Buildings and improvements	$(331,047)	$330,263
Tenant improvements	(20,229)	14,806
Land	(161,738)	123,745
Construction in progress	(3,484)	3,024
Right-of-use assets - finance leases	(20,225)	21,719
	(536,723)	493,557
Less: Accumulated depreciation and amortization	73,519	(72,903)
Operating real estate, net	(463,204)	420,654
Real estate under development	(6,243)	2,217
Net investments in real estate	(469,447)	422,871
Notes receivable, net	18,276	55,373
Investments in and advances to unconsolidated affiliates	(28,378)	(229,197)
Lease intangibles, net	(15,158)	42,604
Other assets, net	(6,474)	11,252
Right-of-use assets - operating leases, net	(936)	—
Cash and cash equivalents	(15,091)	9,493
Restricted cash	(1,980)	3,658
Straight-line rents receivable, net	(4,040)	5,681
Rents receivable, net	(5,077)	2,484
Total assets	$(528,305)	$324,219

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(275,605)	$278,157
Unsecured notes payable, net	294	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(31,108)	35,371
Lease liabilities - operating leases	(976)	4
Dividends and distributions payable	—	—
Lease intangibles, net	(17,503)	27,179
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(16,492)
Total liabilities	(324,898)	324,219
Commitments and contingencies
Acadia Shareholders' Equity
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 138,138,232	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(203,407)	—
Total equity	(203,407)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(528,305)	$324,219

_____________________________

Supplemental Report September 30, 2026 – 19

Notes to Financial Statements

1.
Results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Beginning in the third quarter of 2026, the Company revised the presentation of Asset and Property Management Expense to include a new line item, Other Property Operating (Non-CAM) Expenses, to better reflect underlying costs. Prior periods have been revised for consistency, with no impact on net income, FFO, same-property NOI or other reported performance metrics.
3.
Net of consolidated capitalized interest of $2.5 million and $6.8 million, or $2.4 million and $6.7 million at the Company’s pro rata share, for the three and nine months ended September 30, 2026, respectively.
4.
Refer to Fee Income Detail page in the Supplemental Report.
5.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and redeemable noncontrolling interests.
6.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated REIT properties but also includes Investment Management assets that are held off-balance sheet), each of which are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
7.
This represents the income allocable to Operating Partnership Units of $(0.1) million and $1.9 million for the three and nine months ended September 30, 2026, respectively.
8.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds III, IV & V) and (b) non-wholly owned REIT assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.

Supplemental Report September 30, 2026 – 20

Fee Income Detail [1]
(in thousands)

	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date September 30, 2026
Asset and property management fees	$—	$1,060	$4,574	$5,481	$11,115
Leasing, Construction, and Development fees	143	531	3,302	4,133	8,109
Total fees	$143	$1,591	$7,876	$9,614	$19,224

Quarter Ended September 30, 2026
Asset and property management fees	$—	$285	$1,334	$2,024	$3,643
Leasing, Construction, and Development fees	8	170	896	935	2,009
Total fees	$8	$455	$2,230	$2,959	$5,652

_____________________________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company's share of fee income from Unconsolidated Subsidiaries.
2.
“Other” includes fees generated from non-wholly owned joint ventures (within both the REIT Portfolio and Investment Management) as well as third-party managed assets.

Supplemental Report September 30, 2026 – 21

Structured Financing Portfolio
(in thousands)

	June 30, 2026			Quarter Ended September 30, 2026
	Principal	Accrued	Ending		Current	Accrued	Ending	Stated Interest	Effective Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$725	$60,526	$3,809	$64,335	5.99%	6.51%	Oct 2026

Other notes [3]	170,523	4,582	175,105	53,916	224,439	6,840	231,279	8.57%	8.75%	Nov 2026 - Jul 2029

Total notes receivable	$230,324	$8,391	$238,715	$54,641	$284,965	$10,649	$295,614	8.02%	8.28%

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above					$284,965
Allowance for credit loss					(2,781)
Total pro-rata Notes Receivable					$282,184

_____________________________

1.
One note in the principal amount of $17.8 million was in default at September 30, 2026.
2.
Certain first mortgage notes have extension options subject to customary conditions.
3.
One note receivable with a principal balance of $5.0 million was on non-accrual status as of September 30, 2026, as the Company no longer considered the collection of contractual interest to be probable.

Supplemental Report September 30, 2026 – 22

Net Asset Valuation Information
(in thousands)

	REIT	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]

Acadia Ownership Percentage	N/A	24.54%	23.12%	20.10%	Various

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income (loss) [2]	$46,571	$(20)	$336	$3,324	$8,821
Less:
Net operating income from properties sold or assets held for sale	(56)	11	(11)	(164)	—
Net operating (loss) income from pre-stabilized assets, development and redevelopment projects [3]	(2,321)	9	(74)	—	(3,885)
Net Operating Income of stabilized assets	$44,194	$—	$251	$3,160	$4,936

Costs to Date (Pro-Rata)
Assets held for sale	$—	$—	$—	$—	$—
Pre-stabilized assets [3]	324,019	—	17,641	—	724,268
Development and redevelopment projects [4]	569,400	8,325	27,800	—	—
Total Costs to Date	$893,419	$8,325	$45,441	$—	$724,268

Debt (Pro-Rata)	$1,442,010	$—	$16,459	$86,748	$291,754

_____________________________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the REIT and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Pre-stabilized assets consist of the following projects for REIT: 651-671 West Diversey, Henderson Avenue, City Center, 1801-03 Connecticut Avenue and 129 5th Avenue; Fund IV: 210 Bowery, 801 Madison, and 27 E 61st Street; Other Co-investment Vehicles: City Point.
4.
Refer to Development, Redevelopment, and Pre-Stabilized Properties page for projects. Effective during the third quarter of 2026, the Company reclassified its pre-stabilized City Point property (previously included in Fund II) to Other Co-Investment Vehicles.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, LINQ Promenade, Shops at Skyview, Pinewood Square, Avenue at West Cobb, Atlantic Portfolio, and City Point.

Supplemental Report September 30, 2026 – 23

Development, Redevelopment, and Pre-Stabilized Properties

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs incurred from development / redevelopment	Total Costs to Date [3]	Estimated Future Range		Estimated Total Range
REIT

Development:
Henderson Avenue Expansion [1,2]	95%	Dallas, TX	2027/2028	176,000	$144.1	$144.1	$65.9	$90.9	$210.0	$235.0

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	25.3	167.0	8.2	18.2	175.2	185.2
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2028	138,000	4.3	28.3	5.8	8.5	34.1	36.8
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	0.4	51.1	TBD	TBD	TBD	TBD
Total REIT Redevelopment					$30.2	$425.3	$14.0	$26.7	$209.3	$222.0

Total REIT Development and Redevelopment [4]					$174.3	$569.4	$79.9	$117.6	$419.3	$457.0

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$5.3	$8.3	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment [5]					$6.2	$36.1	$—	$—	$—	$—

Total REIT and Investment Management Development and Redevelopment					$180.5	$605.5	$79.9	$117.6	$419.3	$457.0

1.
As previously announced, the Company partnered with 3-O Real Estate Partners (formerly Ignite-Rebees), and retained a 95% controlling interest in certain development projects. 3-O Real Estate Partners’ share of the Total Costs to Date is approximately $6.6 million and Estimated Total Range is $9.8 million to $10.7 million, which is reflected in the table above.
2.
Total costs includes the acquisition of 2310 N. Henderson Avenue in the third quarter.
3.
Total costs includes the original acquisition cost of the asset. The Company is not currently capitalizing interest on the original acquisition cost for those assets included in “Redevelopment” assets, “Fund III development” and “Fund IV Redevelopment” above.
4.
Total NOI from REIT Portfolio development and redevelopment projects was $0.2 million for the quarter ended September 30, 2026.
5.
Total NOI from Investment Management development and redevelopment projects was $0.1 million for the quarter ended September 30, 2026.

Supplemental Report September 30, 2026 – 24

Development, Redevelopment, and Pre-Stabilized Properties

Property [5]	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion
Pre-Stabilized:
210 Bowery (Fund IV)	23.1%	New York, NY	2027	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2027	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2027	4,177
Henderson Avenue (REIT)	100.0%	Dallas, TX	2027	62,000
City Center (REIT)	100.0%	San Francisco, CA	2027	241,000
City Point (IMP)	95.0%	Brooklyn, NY	2027	536,198
651-671 West Diversey (REIT)	100.0%	Chicago, IL	2027	40,000
1801-03 Connecticut Avenue (REIT)	100.0%	Washington, D.C.	2027	10,500
129 5th Avenue (REIT)	100.0%	New York, NY	2027	9,000

_____________________________

1.
Total NOI from REIT Portfolio and Investment Management pre-stabilized assets was $2.2 million and $3.9 million for the quarter ended September 30, 2026, respectively.

Supplemental Report September 30, 2026 – 25

Portfolio Debt – Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	REIT Portfolio		Investment Management		Total					Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap and Cap Notional	Adjusted Debt Total	Interest Rate	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$266,079	2.2	$11,867	1.5	$277,946	2.2	$1,203,384	$1,481,330		$124,630	$(185,932)	$1,420,028
Variable-Rate Debt [5]	1,175,933	3.8	383,092	1.8	1,559,025	3.3	(1,203,384)	355,641		152,072	(94,339)	413,374

Total	$1,442,012	3.5	$394,959	1.8	$1,836,971	3.1	$—	$1,836,971	4.4%	$276,702	$(280,271)	1,833,402

Unamortized premium					224							248
Net unamortized loan costs					(16,482)							(14,407)
Contingent loan obligation					1,376							—
Total					$1,822,089							$1,819,243

_____________________________

1.
Fixed-rate debt includes notional principal fixed through swap transactions and $86.0 million of notional principal subject to interest rate caps, each at the Company’s pro-rata share. The interest rate includes the impact of swaps; refer to the Swap Interest Rate Summary page. As of September 30, 2026, SOFR was below the strike rates on all interest rate caps, so the caps had no impact on the interest rate.
2.
Represents the Company’s pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company’s pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable-rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Supplemental Report September 30, 2026 – 26

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Share		Interest		Extension
Property		September 30, 2026	Percent	Amount	Rate	Maturity Date	Options

REIT PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,305	—	12/10/26	None
239 Greenwich Avenue		25,485	75.00%	19,115	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,045	50.00%	6,522	4.72%	12/10/27	None
555 9th Street		55,000	100.00%	55,000	3.99%	01/01/28	1x24 mos.
State & Washington		19,397	100.00%	19,397	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,069	100.00%	9,069	4.01%	11/05/29	None
151 N. State Street		11,131	100.00%	11,131	4.03%	12/01/29	None
Concord & Milwaukee		2,024	100.00%	2,024	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		1,796	100.00%	1,796	5.89%	04/15/35	None
Sub-Total Fixed-Rate Debt		294,947		266,079

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.00%	69,360	SOFR+1.55%	11/06/26	2x12 mos.
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Revolving Credit Facility [3]		232,323	100.00%	232,323	SOFR+1.00%	04/17/30	2x6 mos.
Term Loan A-2		250,000	100.00%	250,000	SOFR+1.20%	05/29/30	None
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.20%	07/25/30	None
Term Loan A-1		512,500	100.00%	512,500	SOFR+1.15%	04/17/31	None
Sub-Total Variable-Rate Debt		1,246,823		1,175,933
Total Debt - REIT Portfolio		$1,541,770		$1,442,012

INVESTMENT MANAGEMENT

Fixed-Rate Debt

Shoppes at South Hills	Fund V	$32,451	18.09%	$5,870	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Sub-Total Fixed-Rate Debt		58,390		11,867

Variable-Rate Debt [1]

Fairlane Green	Fund V	30,626	20.10%	6,156	SOFR+1.95%	12/05/26	1x6 mos.
Trussville Promenade	Fund V	27,479	20.10%	5,523	SOFR+1.95%	12/15/26	1x6 mos.
Wood Ridge Plaza	Fund V	35,750	18.09%	6,467	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Family Center at Riverdale	Fund V	37,255	17.97%	6,696	SOFR+2.46%	11/01/27	None
Frederick County Square	Fund V	25,836	18.09%	4,674	SOFR+1.90%	11/01/27	None
Lincoln Commons	Fund V	33,390	20.10%	6,711	SOFR+3.10%	11/25/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,602	SOFR+2.10%	12/20/27	2x12 mos.
Mohawk Commons	Fund V	38,551	18.09%	6,974	SOFR+2.00%	03/01/28	None
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	45,250	23.12%	10,462	SOFR+1.20%	12/09/28	None
Shops at Skyview	IMP	276,575	20.00%	55,315	SOFR+1.50%	01/09/29	2x12 mos.
Atlantic Portfolio	IMP	255,259	20.00%	51,052	SOFR+1.70%	02/25/29	2x12 mos.
Avenue at West Cobb	IMP	42,681	20.00%	8,536	SOFR+1.70%	02/25/29	2x12 mos.
Maple Tree Place	Fund V	52,400	20.10%	10,532	SOFR+2.00%	05/08/29	None

Supplemental Report September 30, 2026 – 27

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Share		Interest		Extension
Property		September 30, 2026	Percent	Amount	Rate	Maturity Date	Options
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+1.40%	06/24/29	2x12 mos.
Pinewood Square	IMP	45,000	20.00%	9,000	SOFR+1.72%	03/26/30	1x12 mos.
Monroe Marketplace	Fund V	30,000	20.10%	6,030	SOFR+1.75%	04/29/30	None
Term Loan A-3	IMP	137,500	100.00%	137,500	SOFR+1.15%	04/17/31	None
Sub-Total Variable-Rate Debt		1,419,645		383,092
Total Debt - Investment Management		1,478,035		394,959
Total Debt - REIT Portfolio and Investment Management		$3,019,805		$1,836,971

_____________________________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

Supplemental Report September 30, 2026 – 28

Future Debt Maturities [1]
(in thousands)

REIT Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$742	$132,000	$132,742	$646	$28,305	$69,360	$98,311	—	1.55%
2027	5,267	57,536	62,803	4,954	45,052	—	50,006	4.92%	N/A
2028	1,900	70,362	72,262	1,866	70,362	—	72,228	4.10%	N/A
2029	1,886	171,338	173,224	1,538	97,087	36,383	135,008	5.55%	1.95%
2030	253	558,920	559,173	253	1,597	557,323	559,173	4.40%	1.12%
Thereafter	1,043	540,523	541,566	1,043	13,743	512,500	527,286	5.90%	1.15%
Total	$11,091	$1,530,679	$1,541,770	$10,300	$256,146	$1,175,566	$1,442,012

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$996	$57,931	$58,927	$186	$—	$11,644	$11,830	N/A	1.95%
2027	5,409	380,904	386,313	989	—	64,573	65,562	N/A	2.24%
2028	196	160,984	161,180	35	11,761	21,333	33,129	5.78%	1.71%
2029	—	659,115	659,115	—	—	131,908	131,908	N/A	1.63%
2030	—	75,000	75,000	—	—	15,030	15,030	N/A	1.73%
Thereafter	—	137,500	137,500	—	—	137,500	137,500	N/A	1.15%
Total	$6,601	$1,471,434	$1,478,035	$1,210	$11,761	$381,988	$394,959

_____________________________

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report September 30, 2026 – 29

Future Debt Maturities – As Extended [1]
(in thousands)

REIT Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$742	$30,000	$30,742	$646	$28,305	$—	$28,951	—	N/A
2027	5,267	32,400	37,667	4,954	26,200	—	31,154	5.58%	N/A
2028	1,900	119,862	121,762	1,866	17,862	69,360	89,088	4.40%	1.55%
2029	1,886	97,088	98,974	1,538	97,088	—	98,626	5.55%	N/A
2030	253	379,097	379,350	253	54,097	325,000	379,350	4.00%	1.20%
Thereafter	1,043	872,232	873,275	1,043	32,594	781,206	814,843	4.85%	1.14%
Total	$11,091	$1,530,679	$1,541,770	$10,300	$256,146	$1,175,566	$1,442,012

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$996	$—	$996	$186	$—	$—	$186	N/A	N/A
2027	5,409	240,942	246,351	989	—	45,366	46,355	N/A	2.46%
2028	196	108,619	108,815	35	5,997	17,233	23,265	5.62%	1.52%
2029	—	302,658	302,658	—	5,764	45,484	51,248	5.95%	1.91%
2030	—	30,000	30,000	—	—	6,030	6,030	N/A	1.75%
Thereafter	—	789,215	789,215	—	—	267,875	267,875	N/A	1.37%
Total	$6,601	$1,471,434	$1,478,035	$1,210	$11,761	$381,988	$394,959

_____________________________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report September 30, 2026 – 30

Swap Interest Rate Summary [1]
(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR [2]
November 2026	$73,512	3.9%
December 2026	5,934	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.1%
December 2027	110,050	2.6%
March 2028	56,971	2.8%
April 2028	75,000	3.3%
June 2028	50,000	3.5%
July 2028	25,000	3.4%
August 2028	75,000	3.2%
February 2029	50,000	1.4%
March 2029	59,588	3.3%
June 2029	31,472	1.1%
July 2029	25,000	0.1%
August 2029	25,000	4.0%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	100,000	3.4%
March 2030	9,000	3.8%
April 2030	50,000	3.1%
July 2030	125,000	2.7%
Total	$1,117,397	2.9%

_____________________________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on REIT and Investment Management debt.
2.
Represents the effective strike (fixed) rate on the swap, inclusive of the amortization of deferred gains/losses on terminated swaps, that the Company pays in exchange for receiving SOFR.

Supplemental Report September 30, 2026 – 31

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants

STREET AND URBAN RETAIL
Chicago Metro
Gold Coast and North Michigan Ave Collection (7 properties)	2011 2012 2013	100%	57,477	—	—	57,477	95.2%	—%	—%	95.2%	100%	$11,328,139	$206.98	Kith, Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville, Mango
Clark Street and W. Diversey Collection (4 properties)	2011 2012	100%	53,099	—	—	53,099	85.3%	—%	—%	85.3%	96.3%	2,193,714	48.43	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's, Sephora (LVMH)
Halsted and Armitage Collection (14 properties)	2011 2012 2019 2020 2026	100%	54,965	—	—	54,965	96.1%	—%	—%	96.1%	100%	3,267,912	61.89	Serena and Lily, Faherty, Jenni Kayne, Warby Parker, Kiehl's, Solidcore, Rails, Levain Bakery, Huckberry, Rothy's
North Lincoln Park Chicago Collection (5 properties)	2011 2014	100%	22,125	—	16,154	38,279	27.7%	—%	90.7%	54.3%	54.3%	806,000	38.80	Guitar Center, Carhartt
State and Washington	2016	100%	65,401	—	—	65,401	100%	—%	—%	100%	100%	2,788,546	42.64	Nordstrom Rack, Uniqlo (Fast Retailing)
151 N. State Street	2016	100%	27,385	—	—	27,385	100%	—%	—%	100%	100%	1,573,000	57.44	Walgreens
North and Kingsbury	2016	100%	41,791	—	—	41,791	100%	—%	—%	100%	100%	2,047,607	49.00	Old Navy (Gap), Backcountry
Concord and Milwaukee	2016	100%	13,147	—	—	13,147	100%	—%	—%	100%	100%	499,257	37.97
California and Armitage	2016	100%	—	—	18,275	18,275	—%	—%	82.6%	82.6%	82.6%	799,110	52.96
Roosevelt Galleria	2015	100%	—	—	37,995	37,995	—%	—%	74.0%	74.0%	84.3%	677,229	24.08	Petco, Dollar Tree
Sullivan Center	2016	100%	176,104	—	—	176,104	83.8%	—%	—%	83.8%	83.8%	5,631,238	38.15	Target
			511,494	—	72,424	583,918	88.8%	—%	79.9%	87.7%	90.2%	$31,611,751	$61.72
New York Metro
Soho and West Village Collection (23 properties)	2011-2026	100%	84,757	—	—	84,757	84.2%	—%	—%	84.2%	87.3%	$24,213,081	$339.13	Givenchy (LVMH), Vuori, Zimmermann, Watches of Switzerland, Watchfinder (Richemont), Theory (Fast Retailing), Bang & Olufsen, Veronica Beard, Frame Denim, Madewell (J.Crew)
Flatiron and Union Square Collection (3 properties)	2008 2013 2025	100%	23,781	—	—	23,781	100%	—%	—%	100%	100%	4,977,661	209.31	Nespresso, Dr. Martens
200 West 54th Street	2007	100%	5,862	—	—	5,862	100%	—%	—%	100%	100%	1,658,655	282.95
4401 White Plains Road	2011	100%	—	12,964	—	12,964	—%	100%	—%	100%	100%	625,000	48.21	Walgreens
Bartow Avenue	2005	100%	—	—	14,824	14,824	—%	—%	100%	100%	100%	514,931	34.74	Wingstop
Greenwich and Westport Collection (6 properties)	1998 2012 2014 2026	89.5%	60,552	—	—	60,552	82.5%	—%	—%	82.5%	92.6%	5,553,619	111.13	Veronica Beard, The RealReal, Blue Mercury, Splendid, Swarovski, Watches of Switzerland, Madewell, Alo Yoga, Brooks Brothers
2914 Third Avenue	2006	100%	—	21,650	18,953	40,603	—%	100%	100%	100%	100%	1,148,294	28.28	Planet Fitness
313-315 Bowery [2]	2013	100%	6,600	—	—	6,600	100%	—%	—%	100%	100%	527,076	79.86	John Varvatos
120 West Broadway	2013	100%	13,838	—	—	13,838	100%	—%	—%	100%	100%	2,561,327	185.09	Citizens Bank, Citi Bank
2520 Flatbush Avenue	2014	100%	—	—	29,114	29,114	—%	—%	100%	100%	100%	1,304,463	44.81	Bob's Discount Furniture, Capital One
Williamsburg Bedford Avenue Collection [3]	2022	100%	50,842	—	—	50,842	100%	—%	—%	100%	100%	5,902,767	116.10	Sephora (LVMH), SweetGreen, Levain Bakery, Alo Yoga
Williamsburg North 6th Collection (7 properties)	2024 2025	100%	56,015	—	—	56,015	94.7%	—%	—%	94.7%	99.5%	8,456,029	159.44	Lululemon, Madewell (J. Crew), On Running, Abercrombie and Fitch, Birkenstock, Patagonia
991 Madison Avenue	2016	100%	6,919	—	—	6,919	94.0%	—%	—%	94.0%	100%	3,547,039	545.28	Vera Wang, Gabriela Hearst
1045 Madison Avenue	2026	100%	3,475	—	—	3,475	100%	—%	—%	100%	100%	900,000	258.99	Le Labo (Estee Lauder)
1165 Madison Avenue	2026	100%	4,399	—	—	4,399	100%	—%	—%	100%	100%	1,373,025	312.12	Todd Snyder, Swarovski
Gotham Plaza	2016	49.0%	—	—	25,931	25,931	—%	—%	75.4%	75.4%	75.4%	1,695,275	86.66	Bank of America, Footlocker, Apple Bank
			317,040	34,614	88,822	440,476	91.4%	100%	92.8%	92.3%	95.0%	$64,958,243	$159.69

Supplemental Report September 30, 2026 – 32

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Los Angeles Metro
8833 Beverly Blvd	2022	97.0%	9,757	—	—	9,757	100%	—%	—%	100%	100%	$1,483,064	$152.00	Luxury Living
8800-8804 Melrose Ave	2026	100%	4,000	—	—	4,000	100%	—%	—%	100%	100%	1,668,600	417.15	Jacquemus
Melrose Place Collection	2019	100%	14,000	—	—	14,000	100%	—%	—%	100%	100%	3,528,852	252.06	The Row, Chloe (Richemont)
			27,757	—	—	27,757	100%	—%	—%	100%	100%	$6,680,516	$240.68
District of Columbia Metro
1739-53 Connecticut Avenue	2012	100%	11,638	—	—	11,638	28.6%	—%	—%	28.6%	28.6%	$255,499	$76.68	European Wax Center
14th Street Collection (3 properties)	2021	100%	19,077	—	—	19,077	76.4%	—%	—%	76.4%	76.4%	1,433,418	98.33	Verizon, Long and Foster, VSV Wine Bar, Tile Bar
Rhode Island Place Shopping Center	2012	100%	—	78,370	35,468	113,838	—%	100%	89.4%	96.7%	100%	2,677,747	24.32	Ross Dress for Less, Giant (Ahold), TD Bank
M Street and Wisconsin Corridor (28 Properties) [4]	2011 2016 2019	68.0%	263,289	—	—	263,289	95.5%	—%	—%	95.5%	97.9%	19,836,823	78.89	Lululemon, Duxiana, Reformation, Swarovski, Alo Yoga, Aritzia, Skims, J Crew, Google, Tesla, Sezane
			294,004	78,370	35,468	407,842	91.6%	100%	89.4%	93.0%	95.5%	$24,203,487	$63.79
Boston Metro
Newbury Collection (3 properties)	2026	100%	30,321	—	—	30,321	100%	—%	—%	100%	100%	$5,562,509	$183.45	Cartier (Richemont), Chanel, Fjallraven

Dallas Metro
Henderson Avenue Portfolio (8 properties)	2022 2024 2025 2026	100%	27,887	31,635	—	59,522	64.4%	100%	—%	83.3%	83.3%	$1,566,853	$31.60	Sprouts Farmers Market, Warby Parker, Tecovas, Salt and Straw

South Florida Metro
225 Worth Avenue	2026	100%	10,118	—	—	10,118	100%	—%	—%	100%	100%	$1,931,668	$190.91	Gucci (Kering), J McLaughlin, G/FORE (Richemont)

Total Street and Urban Retail			1,218,621	144,619	196,714	1,559,954	90.2%	100%	87.5%	90.8%	93.1%	$136,515,027	$96.40

Acadia Share Total Street and Urban Retail			1,129,939	144,619	183,489	1,458,048	89.9%	100%	88.3%	90.7%	93.0%	$128,967,202	$97.52

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	1998	100%	—	43,531	100,457	143,988	—%	100%	96.9%	97.8%	97.8%	$3,750,553	$26.63	Walgreens, Lidl, Chase Bank, City MD, Five Below
Marketplace of Absecon	1998	100%	—	24,504	80,052	104,556	—%	53.9%	85.8%	78.3%	78.3%	1,483,547	18.11	Walgreens, Dollar Tree, Aldi

New York
Village Commons Shopping Center	1998	100%	—	—	87,239	87,239	—%	—%	92.6%	92.6%	92.6%	$2,996,079	$37.09	Citibank, Ace Hardware
Branch Plaza	1998	100%	—	76,264	47,081	123,345	—%	73.5%	89.9%	79.7%	99.4%	2,867,137	29.15	LA Fitness
Amboy Center	2005	100%	—	37,266	26,106	63,372	—%	100%	80.8%	92.1%	92.1%	2,149,110	36.82	Stop & Shop (Ahold)
Crossroads Shopping Center	1998	49.0%	—	202,727	108,850	311,577	—%	100%	89.3%	96.3%	96.9%	9,879,799	32.94	HomeGoods (TJX), PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts
New Loudon Center	1993	100%	—	241,746	16,643	258,389	—%	95.0%	100%	95.3%	95.3%	2,378,407	9.66	Price Chopper, Marshalls (TJX Companies)
28 Jericho Turnpike	2012	100%	—	96,363	—	96,363	—%	100%	—%	100%	100%	1,996,500	20.72	Kohl's

Connecticut
Town Line Plaza [5]	1998	100%	—	163,159	43,187	206,346	—%	100%	93.1%	98.5%	98.5%	$1,689,430	$15.93	Wal-Mart, Stop & Shop (Ahold)

Supplemental Report September 30, 2026 – 33

REIT Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Massachusetts
Methuen Shopping Center	1998	100%	—	120,004	10,017	130,021	—%	100%	56.3%	96.6%	100%	$1,390,578	$11.07	Wal-Mart, Market Basket
Crescent Plaza	1993	100%	—	156,985	61,017	218,002	—%	100%	100%	100%	100%	2,296,776	10.54	Home Depot, Shaw's (Albertsons)
201 Needham Street	2014	100%	—	20,409	—	20,409	—%	100%	—%	100%	100%	711,662	34.87	Michael's
163 Highland Avenue	2015	100%	—	40,505	—	40,505	—%	100%	—%	100%	100%	1,675,657	41.37	Staples, Petco

Vermont
The Gateway Shopping Center	1999	100%	—	73,184	28,290	101,474	—%	100%	87.3%	96.4%	96.4%	$2,277,493	$23.27	Shaw's (Albertsons), Starbucks

Illinois
Hobson West Plaza	1998	100%	—	51,692	47,349	99,041	—%	100%	61.8%	81.7%	86.2%	$1,074,107	$13.27	Garden Fresh Markets

Indiana
Merrillville Plaza	1998	100%	—	123,144	112,782	235,926	—%	78.9%	90.1%	84.3%	84.3%	$3,071,434	$15.45	Dollar Tree, TJ Maxx, Five Below, DD's Discount (Ross)

Michigan
Bloomfield Town Square	1998	100%	—	153,332	81,619	234,951	—%	100%	100%	100%	100%	$4,530,008	$19.28	HomeGoods (TJX Companies), TJ Maxx, Dick's Sporting Goods, Burlington

Delaware
Town Center and Other (1 property)	2003	100%	—	707,988	21,713	729,701	—%	100%	45.7%	98.4%	98.4%	$12,884,942	$17.95	Lowes, Dick's Sporting Goods (House of Sports), Target, Crunch Fitness
Market Square Shopping Center	2003	100%	—	42,850	59,197	102,047	—%	100%	100%	100%	100%	3,600,923	35.29	Trader Joe's, TJ Maxx
Naamans Road	2006	100%	—	—	19,865	19,865	—%	—%	100%	100%	100%	927,388	46.68	Jared Jewelers, American Red Cross

Pennsylvania
Plaza 422	1993	100%	—	139,968	16,311	156,279	—%	100%	100%	100%	100%	$971,975	$6.22	Home Depot
Chestnut Hill	2006	100%	—	—	36,492	36,492	—%	—%	79.2%	79.2%	79.2%	778,143	26.93
Abington Towne Center [6]	1998	100%	—	184,616	32,255	216,871	—%	100%	100%	100%	100%	1,423,683	24.03	Target, TJ Maxx
Route 6	1995	100%	—	36,812	106,653	143,465	—%	100%	100%	100%	100%	1,430,028	9.97	Hobby Lobby, TJ Maxx, Harbor Freight Tools, Dollar Tree

Total Suburban Properties			—	2,737,049	1,143,175	3,880,224	—%	97.5%	91.1%	95.6%	96.5%	$68,235,358	$19.76

Acadia Share Total Suburban Properties			—	2,633,658	1,087,662	3,721,320	—%	97.4%	91.2%	95.5%	96.5%	$63,196,661	$19.15

Total REIT Properties			1,218,621	2,881,668	1,339,889	5,440,178	90.2%	97.6%	90.6%	94.2%	95.5%	$204,750,385	$42.04

Acadia Share Total REIT Properties			1,129,939	2,778,277	1,271,151	5,179,367	89.9%	97.5%	90.8%	94.2%	95.5%	192,163,863	$41.57

_____________________________

Supplemental Report September 30, 2026 – 34

REIT Portfolio Retail Properties – Detail [1]

1.
Excludes properties that are under development, redevelopment or pre-stabilized. For further detail, refer to the Development, Redevelopment, and Pre-Stabilized Properties section of this Supplemental Report. The above economic occupancy and rent figures reflects only retail spaces where leases have commenced. Leased occupancy includes both economic leases and signed leases that have not yet commenced. ABR and ABR per square foot are based solely on economic occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lease and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% noncontrolling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.

Supplemental Report September 30, 2026 – 35

REIT Portfolio – Top Tenants [1]
(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,344,905	7.9%	4.3%
J. Crew Group [3]	7	38,158	6,362,098	0.7%	3.3%
Lululemon	3	22,589	4,671,884	0.4%	2.4%
Richemont [4]	4	25,781	4,024,345	0.5%	2.1%
Dick's Sporting Goods, Inc [5]	3	152,404	3,193,710	2.9%	1.7%
Alo Yoga	3	26,628	3,025,324	0.5%	1.6%
TJX Companies [6]	9	252,043	3,022,858	4.9%	1.6%
Walgreens	4	68,393	2,887,312	1.3%	1.5%
Trader Joe's	3	42,257	2,724,341	0.8%	1.4%
Fast Retailing [7]	2	32,013	2,674,631	0.6%	1.4%
Veronica Beard	3	7,649	2,366,089	0.1%	1.2%
Kering [8]	2	9,644	2,361,012	0.2%	1.2%
LVMH [9]	5	12,669	2,172,585	0.2%	1.1%
Royal Ahold [10]	3	156,361	2,109,268	3.0%	1.1%
Albertsons Companies, Inc. [11]	2	123,409	2,061,142	2.4%	1.1%
Bob's Discount Furniture	2	68,793	2,027,670	1.3%	1.1%
Watches of Switzerland [12]	2	13,863	1,863,452	0.3%	1.0%
Patagonia	2	15,526	1,690,062	0.3%	0.9%
Gap, Inc. [13]	3	43,986	1,632,756	0.8%	0.8%
Faherty	3	10,255	1,625,065	0.2%	0.8%
TOTAL	68	1,531,316	$60,840,509	29.6%	31.7%

_____________________________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring Street), Chanel (4-6 Newbury Street), Nespresso (85 5th Avenue), Mango (664 N. Michigan Avenue), Lowe's (Town Center), Bang & Olufsen (121 Spring Street), The Row (Melrose Place), Kohl's (28 Jericho Turnpike), Vera Wang (991 Madison), Nordstrom (State and Washington), and Kith (50-54 East Walton Street).
2.
Totals may not foot due to rounding.
3.
Madewell (5 locations), J.Crew Factory (1 location), J. Crew (1 location)
4.
Cartier (1 location), Watchfinder (1 location), Chloe (1 location), G/FORE (1 location)
5.
Dick’s Sporting Goods (2 locations), Foot Locker (1 location)
6.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
7.
Uniqlo (1 location), Theory (1 location)
8.
Yves Saint Laurent (1 location), Gucci (1 location)
9.
Sephora (2 locations), Lip Lab (2 locations), Givenchy (1 location)
10.
Stop & Shop (2 locations), Giant (1 location)
11.
Shaw’s (2 locations)
12.
Grand Seiko (1 location), Rolex /Patek Philippe (1 location)
13.
Old Navy (3 locations)

Supplemental Report September 30, 2026 – 36

REIT Portfolio – Lease Expirations
(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	4	9,829	1.0%	$55.67	0.5%	—	—	—%	$—	—%
2026	13	26,598	2.6%	137.66	3.1%	2	196,304	8.0%	8.02	4.1%
2027	29	90,694	8.9%	108.84	8.3%	5	140,838	5.7%	20.24	7.4%
2028	20	246,153	24.2%	56.57	11.7%	11	489,571	20.0%	12.32	15.7%
2029	21	64,308	6.3%	123.97	6.7%	14	505,783	20.6%	15.50	20.4%
2030	25	134,064	13.2%	114.59	12.9%	5	177,026	7.2%	24.70	11.4%
2031	18	68,603	6.8%	117.97	6.8%	11	294,316	12.0%	14.65	11.2%
2032	15	54,276	5.3%	194.64	8.9%	1	12,250	0.5%	21.96	0.7%
2033	28	109,937	10.8%	148.47	13.7%	1	28,881	1.2%	14.50	1.1%
2034	13	41,424	4.1%	163.13	5.7%	1	21,804	0.9%	11.25	0.6%
2035	18	70,170	6.9%	132.79	7.8%	4	276,160	11.3%	16.02	11.5%
Thereafter	20	99,548	9.8%	169.96	14.2%	9	310,701	12.7%	19.39	15.7%
Total [2]	224	1,015,603	100.0%	$117.48	100.0%	64	2,453,634	100.0%	$15.64	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		114,336					69,727
Total Square Feet [2]		1,129,939					2,778,277

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	1,312	0.1%	$37.60	0.1%	6	11,141	0.2%	$53.55	0.3%
2026	12	39,566	3.4%	29.65	3.4%	27	262,468	5.7%	24.42	3.3%
2027	38	133,124	11.5%	33.88	13.1%	72	364,656	7.9%	47.26	9.0%
2028	38	153,759	13.3%	34.72	15.5%	69	889,483	19.2%	28.44	13.2%
2029	30	120,035	10.4%	26.94	9.4%	65	690,125	14.9%	27.60	9.9%
2030	30	85,415	7.4%	36.94	9.2%	60	396,506	8.6%	57.73	11.9%
2031	27	118,093	10.2%	29.66	10.2%	56	481,012	10.4%	33.07	8.3%
2032	26	98,214	8.5%	33.57	9.6%	42	164,740	3.6%	85.77	7.4%
2033	28	138,841	12.0%	25.63	10.3%	57	277,659	6.0%	73.11	10.6%
2034	8	29,113	2.5%	28.66	2.4%	22	92,341	2.0%	84.87	4.1%
2035	24	162,703	14.1%	19.91	9.4%	46	509,033	11.0%	33.36	8.8%
Thereafter	20	73,559	6.4%	35.25	7.5%	49	483,808	10.5%	52.78	13.3%
Total [2]	283	1,153,734	100.0%	$29.89	100.0%	571	4,622,972	100.0%	$41.57	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		117,417					301,480
Total Square Feet [2]		1,271,151					5,179,367

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report September 30, 2026 – 37

Fund Overview

I. KEY METRICS	Fund III		Fund IV		Fund V
General Information:
Vintage	May-2007		May-2012		Aug-2016
Fund Size	$502.5	Million	$540.6	Million	$520.0	Million
Acadia's Commitment	$123.3	Million	$125.0	Million	$104.5	Million
Acadia's Pro-Rata Share	24.5%		23.1%		20.1%
Acadia's Promoted Share [1]	39.6%		38.5%		36.1%
Preferred Return	6.0%		6.0%		6.0%

Current-Quarter, Fund-Level Information:
Cumulative Contributions	$449.5	Million	$508.3	Million	$496.4	Million
Cumulative Net Distributions [2]	$616.3	Million	$221.4	Million	$435.6	Million
Net Distributions/Contributions	137.1%		43.6%		87.8%
Unfunded Commitment [3]	$0.5	Million	$21.7	Million	$23.6	Million
Investment Period Closes	Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund III		—%
Asset Management	Fund IV		—%
Asset Management [4]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

_____________________________

1.
Acadia’s “Promoted Share” reflects Acadia's share of fund profits after all partners (including Acadia) have received a full return of their cumulative contributions plus their preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80% of profits.
2.
All returns and distributions referenced are presented net of fees and promote.
3.
Unfunded Commitments are reserved for completing leasing and development activities at existing fund investments. These amounts may not equal the difference between Fund Size and Cumulative Contributions due to factors such as recallable distributions, the end of the investment period, or accelerated asset sales that result in released commitments.
4.
Implied Capital refers to the Fund Size less capital allocated to investments that have been sold or released.

Supplemental Report September 30, 2026 – 38

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	2015	100%	2,522	—	—	2,522	100%	—%	—%	100%	100%	$888,000	$352.10
210 Bowery	2012	100%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	2014	100%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	2014	100%	8,432	—	—	8,432	100%	—%	—%	100%	100%	2,193,448	260.13	The Row

BOSTON
Massachusetts
Restaurants at Fort Point	2016	100%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50	Santander Bank

SOUTHEAST
Georgia
Broughton Street Portfolio (14 properties)	2014	100%	94,693	—	—	94,693	93.3%	—%	—%	93.3%	93.3%	3,568,797	40.40	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon
Total - Fund IV			128,073	—	—	128,073	78.6%	—%	—%	78.6%	78.6%	$6,874,683	$68.26

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	2017	100%	—	153,983	69,957	223,940	—%	100%	100%	100%	100%	$4,361,425	$19.48	TJ Maxx, Best Buy, Ross Dress for Less

Texas
Wood Ridge Plaza	2022	90.0%	—	—	217,249	217,249	—%	—%	88.8%	88.8%	89.5%	4,937,304	25.59	Skechers, Diamonds Direct, Office Depot
La Frontera Village	2022	90.0%	—	203,619	330,842	534,461	—%	85.0%	93.2%	90.1%	91.7%	7,796,554	16.20	Kohl's, Hobby Lobby, Burlington, Marshalls

MIDWEST
Michigan
Fairlane Green	2017	100%	—	109,952	160,235	270,187	—%	100%	92.3%	95.4%	95.4%	5,400,205	20.94	TJ Maxx, Michaels, Burlington

NORTHEAST
Maryland
Frederick County (1 property)	2019	90.0%	—	90,053	146,454	236,507	—%	56.6%	93.9%	79.7%	96.2%	3,808,050	20.20	Lidl, Advance Auto, Starbucks

New York
Shoppes at South Hills	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	58.9%	76.6%	76.6%	4,624,851	11.76	ShopRite, Ashley Furniture
Mohawk Commons	2023	90.0%	—	330,874	67,794	398,668	—%	100%	84.9%	97.4%	99.4%	5,735,876	14.77	Lowe's, Target

Supplemental Report September 30, 2026 – 39

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants

Pennsylvania
Monroe Marketplace	2021	100%	—	263,376	108,276	371,652	—%	100%	98.5%	99.6%	99.6%	4,462,057	12.06	Kohl's, Dick's Sporting Goods, Giant Food

Rhode Island
Lincoln Commons	2019	100%	—	155,279	305,487	460,766	—%	61.4%	86.8%	78.2%	78.2%	5,603,032	15.54	Stop & Shop (Ahold), Marshalls, HomeGoods

Vermont
Maple Tree Place [3]	2023	100%	—	256,035	140,021	396,056	—%	100%	90.6%	96.7%	97.3%	7,525,101	19.65	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy

SOUTHEAST

Florida
Cypress Creek	2023	100%	—	160,633	79,026	239,659	—%	93.1%	100%	95.4%	100%	5,221,641	22.85	Hobby Lobby, Total Wine, HomeGoods

Alabama
Trussville Promenade	2018	100%	—	366,010	97,671	463,681	—%	92.4%	83.8%	90.6%	96.6%	4,353,336	10.37	Wal-Mart, Regal Cinemas

WEST

Utah
Family Center at Riverdale	2019	89.4%	—	231,895	140,513	372,408	—%	100%	95.3%	98.2%	98.2%	4,321,003	11.81	Target, Home Goods, Best Buy, Sierra Trading (TJX)

Total - Fund V			—	2,738,513	1,959,629	4,698,142	—%	90.9%	90.0%	90.5%	92.6%	$68,150,435	$16.02

Other Co-investment Vehicles Detail [4]

NORTHEAST
New York
City Point [2]	2007	95.0%	—	330,448	199,090	529,538	—%	100%	65.1%	86.9%	90.3%	$21,550,809	$46.84	Primark, Target, Sephora, Basis Schools, Warby Parker, Alamo Drafthouse, Trader Joe's, Lululemon
Shops at Grand Avenue	2024	5.0%	—	52,336	47,501	99,837	—%	100%	74.0%	87.6%	87.6%	3,210,480	36.69	Stop & Shop (Ahold), Starbucks
Shops at Skyview	2026	20.0%	—	407,511	143,733	551,244	—%	87.8%	88.1%	87.9%	96.9%	24,378,947	50.33	Target, BJ's Warehouse, Nike, Uniqlo, Burlington

New Jersey
Midstate	2026	20.0%	—	270,423	120,588	391,011	—%	100%	86.4%	95.8%	100%	7,392,677	19.73	ShopRite, Best Buy, DSW, PetSmart

SOUTHEAST
Florida
Walk at Highwoods Preserve	2024	20.0%	—	80,894	56,862	137,756	—%	100%	75.6%	89.9%	98.4%	2,517,777	20.32	HomeGoods, Michaels
Pinewood Square	2025	20.0%	—	—	203,917	203,917	—%	—%	95.8%	95.8%	96.5%	4,813,574	24.64	TJ Maxx, Ross Dress for Less, Five Below

Supplemental Report September 30, 2026 – 40

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Palm Coast Landing	2026	20.0%	—	73,241	98,480	171,721	—%	100%	96.4%	97.9%	98.6%	3,656,321	21.74	TJ Maxx, PetSmart, Ross Dress for Less

North Carolina
Hickory Ridge	2026	20.0%	—	266,584	113,981	380,565	—%	100%	87.0%	96.1%	100%	4,734,629	12.94	Kohl's, Best Buy, Dick's Sporting Goods

Georgia
Avenue at West Cobb	2025	20.0%	—	24,025	230,421	254,446	—%	100%	73.3%	75.8%	77.3%	4,776,903	24.77	Barnes & Noble, Warby Parker, JCrew Factory, Jim N Nicks
Canton Marketplace	2026	20.0%	—	132,569	215,397	347,966	—%	100%	97.3%	98.3%	98.3%	6,502,985	19.01	Dick's Sporting Goods, TJ Maxx, Best Buy

Hiram Pavilion	2026	20.0%	—	210,139	153,252	363,391	—%	100%	95.2%	98.1%	100%	5,058,867	14.19	Kohl's, HomeGoods

WEST
Nevada
LINQ Promenade	2024	15.0%	—	—	181,498	181,498	—%	—%	99.7%	99.7%	100.0%	16,399,149	90.67	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas, In-N-Out Burger, Magicians Room

California
Elk Grove Commons	2026	20.0%	—	132,489	109,589	242,078	—%	100%	98.8%	99.5%	100%	5,528,949	22.96	Kohl's, HomeGoods

Total - Other Co-investment Vehicles			—	1,980,659	1,874,309	3,854,968	—%	97.5%	87.6%	92.7%	95.9%	$110,522,065	$30.93

TOTAL INVESTMENT MANAGEMENT PROPERTIES			128,073	4,719,172	3,833,938	8,681,183	78.6%	93.7%	88.8%	91.3%	93.9%	$185,547,183	$23.41

Acadia Share of Total Investment Management Properties			29,610	1,160,696	881,622	2,071,928	78.6%	95.1%	84.8%	90.5%	93.3%	$51,621,022	$27.53

_____________________________

1.
Excludes properties currently under development. For details, refer to Development, Redevelopment, and Pre-Stabilized Properties section of this Supplemental Report. The above economic occupancy and rent figures reflect only those retail spaces where leases have commenced. Leased occupancy includes both economic occupancy and signed leases that have not yet commenced. ABR and ABR per square foot are based on economic occupancy.
2.
Economic occupancy excludes short-term percentage rent.
3.
Property also includes 93,259 square feet of office space.
4.
Ownership percentages for Fund properties reflect each Fund’s respective ownership interest, while ownership percentages for other co‑investment vehicles reflect our pro‑rata share. Due to preferred return and distribution waterfall arrangements, economic ownership may differ from legal ownership.

Supplemental Report September 30, 2026 – 41

Investment Management Lease Expirations
(Pro-Rata Basis)

	FUND IV						FUND V
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	M to M [1]	6	2,064	0.3%	$22.81	0.4%
2026	1	282	1.2%	84.81	1.5%	2026	22	20,448	2.5%	24.50	3.8%
2027	5	3,477	14.9%	62.00	13.6%	2027	57	146,542	18.0%	13.07	14.7%
2028	8	4,563	19.6%	112.07	32.2%	2028	49	114,298	14.0%	15.38	13.5%
2029	4	2,052	8.8%	72.85	9.4%	2029	55	109,288	13.4%	16.87	14.1%
2030	2	664	2.9%	65.04	2.7%	2030	48	136,884	16.8%	14.29	15.0%
2031	2	931	4.0%	54.39	3.2%	2031	40	66,532	8.2%	18.07	9.2%
2032	2	7,759	33.3%	29.07	14.2%	2032	17	45,503	5.6%	15.69	5.5%
2033	6	1,757	7.5%	161.23	17.8%	2033	19	38,313	4.7%	19.05	5.6%
2034	2	1,199	5.2%	46.32	3.5%	2034	20	56,802	7.0%	14.49	6.3%
2035	1	599	2.6%	51.50	1.9%	2035	17	43,021	5.3%	16.49	5.4%
Thereafter	—	—	—%	—	—%	Thereafter	24	34,525	4.2%	25.12	6.6%
Total [2]	33	23,284	100.0%	$68.26	100.0%	Total [2]	374	814,218	100.0%	$16.05	100.0%

		6,327	Total Vacant [2]					84,003	Total Vacant [2]
		29,610	Total Square Feet [2]					898,221	Total Square Feet [2]

	OTHER CO-INVESTMENT VEHICLES						TOTAL INVESTMENT MANAGEMENT
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
	Expiring	SF	of Total	PSF	of Total	Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	7	7,280	0.7%	$5.40	0.1%	M to M [1]	13	9,343	0.5%	$9.25	0.2%
2026	19	11,581	1.1%	29.31	0.9%	2026	42	32,311	1.7%	26.75	1.7%
2027	54	84,270	8.1%	31.41	7.2%	2027	116	234,289	12.5%	20.39	9.3%
2028	68	86,867	8.4%	28.41	6.7%	2028	125	205,727	11.0%	23.02	9.2%
2029	68	90,574	8.7%	30.38	7.4%	2029	127	201,914	10.8%	23.50	9.2%
2030	54	126,213	12.2%	31.10	10.6%	2030	104	263,762	14.1%	22.46	11.5%
2031	25	71,230	6.9%	16.25	3.1%	2031	67	138,693	7.4%	17.38	4.7%
2032	18	162,944	15.7%	20.08	8.9%	2032	37	216,206	11.5%	19.48	8.2%
2033	22	73,177	7.1%	33.46	6.6%	2033	47	113,247	6.0%	30.57	6.7%
2034	32	44,529	4.3%	45.75	5.5%	2034	54	102,530	5.5%	28.44	5.6%
2035	25	47,468	4.6%	57.50	7.4%	2035	43	91,088	4.9%	38.09	6.7%
Thereafter	23	231,365	22.3%	56.84	35.6%	Thereafter	47	265,891	14.2%	52.72	27.2%
Total [2]	415	1,037,497	100.0%	$35.63	100.0%	Total [2]	822	1,874,999	100.0%	$27.53	100.0%

		106,600	Total Vacant [2]					196,929	Total Vacant [2]
		1,144,097	Total Square Feet [2]					2,071,928	Total Square Feet [2]

____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report September 30, 2026 – 42

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as management believes these measures improve the understanding of the Company’s operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company’s non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company’s computation of non-GAAP measures may not be comparable to similarly titled non-GAAP metrics reported by other real estate investment trusts (“REITs”) or real estate companies that define these metrics differently, and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package.

The following non-GAAP measures are commonly used by the Company and its investors to understand and evaluate its operating results and performance:

Funds From Operations (“FFO”): The Company considers FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate assets related to the Company’s main business and land held for the development of property for its operating portfolio; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business. FFO does not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions, and should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Adjusted FFO (“AFFO”): The Company also provides another supplemental disclosure of operating performance, AFFO. The Company defines AFFO as FFO adjusted for (i) straight line rent, (ii) non-real estate depreciation, (iii) stock-based compensation, (iv) amortization of finance costs and costs of management contracts, (v) tenant improvements, (vi) leasing commissions and (vii) capital expenditures.

FFO As Adjusted: The Company uses FFO As Adjusted for evaluating operating performance and comparing historical financial periods. The Company defines FFO As Adjusted as FFO adjusted for items that management believes are not reflective of ongoing core operating results, including non-comparable revenues, expenses, gains, and losses (including impairment losses related to the Company’s investment in Fifth Wall). While these adjustments may be subject to fluctuations from period to period, with both positive and negative short-term impacts, management believes that the removal of the impacts of these items enhances our understanding of the operating performance of our properties. The Company’s method of calculating FFO As Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Supplemental Report September 30, 2026 – 43

Important Notes

Net Operating Income (“NOI”): The Company uses NOI to make investment and capital allocation decisions and management believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Management does not believe NOI is a meaningful measure for its Investment Management investments as Investment Management invests primarily in properties that typically require significant leasing and development and is primarily comprised of finite-life investment vehicles.

Same-Property: In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same-Property.” “Same-Property” therefore excludes properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented.

EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Transaction-Adjusted Annualized EBITDA: The Company defines EBITDA as net income (loss) attributable to Acadia shareholders, adjusted to exclude interest expense, income taxes, depreciation and amortization and noncontrolling interests in the Operating Partnership. The Company defines Adjusted EBITDA as EBITDA further adjusted for gains or losses on the disposition of properties, unrealized holding gains or losses on investments, realized gains, transaction and other expenses, impairment charges and losses arising from changes in control. Annualized Adjusted EBITDA represents Adjusted EBITDA for the year-to-date period plus Adjusted EBITDA for the most recent quarter as an estimate of the remaining quarter, excluding realized gains. Beginning with the third quarter of 2026, the Company also presents Transaction-Adjusted Annualized EBITDA, which adjusts Annualized Adjusted EBITDA to reflect a full year of EBITDA from investments acquired or funded during the current year, and to exclude EBITDA from properties sold or recapitalized during the current year, as if each transaction had occurred at the beginning of the year. Because Annualized Adjusted EBITDA includes only partial-year results from investments acquired or sold during the year, the Company believes Transaction-Adjusted Annualized EBITDA provides a more representative view of its leverage, particularly in periods of significant transaction activity. These adjustments are based on management’s estimates and do not represent the Company’s historical results or a forecast of future results. This measure was not presented in prior periods. The Company uses these measures to evaluate its operating performance and leverage. These measures are supplemental non-GAAP financial measures and should not be considered substitutes for net income (loss) attributable to Acadia shareholders. Other companies may calculate these measures differently.

The Company also presents certain non-GAAP financial measures on a “Pro-Rata Share” basis. These amounts are calculated as the consolidated amount determined in accordance with GAAP, adjusted to include the Company’s proportionate share of amounts from its unconsolidated joint ventures (based on the Company’s ownership interest and, in some cases, after priority allocations), and to exclude the partners’ share of results from the Company’s consolidated joint ventures (based on the partners’ ownership percentages).

Management believes this presentation provides useful information to investors regarding the Company’s financial condition and operating results because the Company participates in several significant joint ventures. In certain cases, the Company exercises significant influence but does not control the joint venture, requiring GAAP to apply the equity method of accounting, which results in non-consolidation for financial reporting purposes. In other cases, GAAP requires consolidation even though the Company’s partner(s) hold a substantial ownership interest. Accordingly, management believes that presenting these measures on a Pro-Rata Share basis helps investors better understand the Company’s financial condition and operating performance after considering its true economic interest in these joint ventures. The Company cautions that ownership percentages used in these calculations may not fully reflect all legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture, which arrangements often include varying provisions related to decision-making rights, distributions, transferability of interests, financing and guarantees, liquidations, and other matters. Accordingly, these measures should be considered supplemental and not a substitute for the Company’s GAAP financial information.

The Company also presents certain operating metrics, such as occupancy and leased percentages, on a Pro-Rata Share basis. These amounts combine the Company’s consolidated portfolio square footage with its share of square footage from unconsolidated joint ventures (based on ownership interest), net of partners’ share from consolidated ventures.

Supplemental Report September 30, 2026 – 44